UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2021

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5959 Las Colinas Boulevard, Irving, Texas 75039-2298
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On January 27, 2021, in anticipation of his planned retirement on July 1, 2021, David S. Rosenthal announced his intention to resign the office of Vice President and Controller (principal accounting officer) of the Corporation effective March 1, 2021.

(c)    On January 27, 2021, the Corporation elected Len M. Fox to become Vice President and Controller (principal accounting officer) of the Corporation effective March 1, 2021. Mr. Fox, age 57, has previously served as Assistant Treasurer of the Corporation and as Vice President – Business Services and Treasurer of ExxonMobil Chemical Company for more than the past five years. Mr. Fox, like other executive officers of the Corporation, does not have an employment contract.

(d)    On January 27, 2021, the Corporation elected Tan Sri Wan Zulkiflee Wan Arrifin as a new non-employee director of the Corporation, effective at that time. Wan Zulkiflee will initially serve on the Board Affairs Committee and Public Issues and Contributions Committee.

Like all new non-employee directors of the Corporation, Wan Zulkiflee will receive an initial one-time grant of 8,000 shares of restricted ExxonMobil common stock under the Corporation’s Non-Employee Director Restricted Stock Plan. Thereafter, Wan Zulkiflee will receive the same compensation as other non-employee directors of the Corporation as described in the Corporation’s most recent Proxy Statement dated April 9, 2020.

The Corporation’s press release regarding the election of Wan Zulkiflee is included as Exhibit 99.1 to this report.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Tan Sri Wan Zulkiflee Wan Ariffin Joins ExxonMobil Board of Directors

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: February 02, 2021	By:	/s/ STEPHEN A. LITTLETON
Stephen A. Littleton
Vice President - Investor Relations and Secretary
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